Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1) Registration Statement (Form S-8 No. 333-30181) pertaining to the 1992 Stock Plan of Vical Incorporated,
(2) Registration Statement (Form S-8 No. 333-80681) pertaining to the Stock Incentive Plan of Vical Incorporated,
(3) Registration Statement (Form S-8 No. 333-60293) pertaining to the Stock Incentive Plan of Vical Incorporated,
(4) Registration Statement (Form S-8 No. 333-66254) pertaining to the Stock Incentive Plan of Vical Incorporated,
(5) Registration Statement (Form S-8 No. 333-97019) pertaining to the Stock Incentive Plan of Vical Incorporated,
(6) Registration Statement (Form S-8 No. 333-107581) pertaining to the Stock Incentive Plan of Vical Incorporated,
(7) Registration Statement (Form S-8 No. 333-116951) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(8) Registration Statement (Form S-8 No. 333-135266) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(9) Registration Statement (Form S-8 No. 333-143885) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(10) Registration Statement (Form S-8 No. 333-169344) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(11) Registration Statement (Form S-8 No. 333-183215) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(12) Registration Statement (Form S-8 No. 333-190343) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(13) Registration Statement (Form S-8 No. 333-213034) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(14) Registration Statement (Form S-8 No. 333-219804) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated,
(15) Registration Statement (Form S-3 No. 333-225208) of Vical Incorporated, and
(16) Registration Statement (Form S-8 No. 333-233698) pertaining to the Amended and Restated Stock Incentive Plan of Vical Incorporated and the Equity Incentive Plan of Brickell Biotech, Inc.

of our report dated July 2, 2019 (except for the merger described in Note 1 and Note 13, as to which the date is February 10, 2020), with respect to the consolidated financial statements of Brickell Biotech, Inc., included in this Current Report on Form 8-K.

/s/ Ernst & Young LLP

Denver, Colorado
February 10, 2020